UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 19, 2017 (Date of earliest event reported)

LITHIA MOTORS, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	001-14733	93-0572810
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

150 N. Bartlett St

Medford, OR 97501

(Address of principal executive offices)

(541) 776-6401

(Registrant's telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On April 19, 2017, Lithia Motors, Inc. (the “Company”) held its annual meeting of shareholders. The shareholders of the Company voted on the six matters described below, and the results of the votes are below. With respect to all matters, each share of class B common stock is entitled to 10 votes, and each share of class A common stock is entitled to one vote. The results below show the number of votes and not the number of shares voted. Each of the non-advisory proposals received the requisite vote for approval.

1.        To elect the following directors to serve until the next annual meeting of the shareholders:

Sidney B. DeBoer

Class of Stock	For	Withhold	Broker Non-Votes

Class A Common	20,975,769	638,186	1,469,615
Class B Common	12,622,310

Thomas R. Becker

Class of Stock	For	Withheld	Broker Non-Votes

Class A Common	14,525,458	7,088,497	1,469,615
Class B Common	12,622,310

Bryan B. DeBoer

Class of Stock	For	Withheld	Broker Non-Votes

Class A Common	21,480,244	133,711	1,469,615
Class B Common	12,622,310

Susan O. Cain

Class of Stock	For	Withheld	Broker Non-Votes

Class A Common	14,606,751	7,007,204	1,469,615
Class B Common	12,622,310

David J. Robino

Class of Stock	For	Withheld	Broker Non-Votes

Class A Common	21,196,624	417,331	1,469,615
Class B Common	12,622,310

Kenneth E. Roberts

Class of Stock	For	Withheld	Broker Non-Votes

Class A Common	14,112,908	7,501,047	1,469,615
Class B Common	12,622,310

2.       To approve the adoption of the Performance Bonus Plan, as amended.

Class of Stock	For	Against	Abstain	Broker Non-Votes

Class A Common	21, 259,745	342,492	11,718	1,469,615
Class B Common	12,622,310

3.      To approve the performance criteria under 2013 Amended and Restated Stock Incentive Plan.

Class of Stock	For	Against	Abstain	Broker Non-Votes
Class A Common	21,094,346	509,155	10,454	1,469,615
Class B Common	12,622,310

4.      To conduct an advisory vote on the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K.

Class of Stock	For	Against	Abstain	Broker Non-Votes

Class A Common	21,234,880	371,300	7,775	1,469,615
Class B Common	12,622,310

5.       To conduct an advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

Class of Stock	For One Year	For Two Years	For Three Years	Abstain	Broker Non-Votes
Class A Common	18,661,139	85,204	2,860,915	6,697	1,469,615
Class B Common	12,622,310

6.       To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Class of Stock	For	Against	Abstain	Broker Non-Votes

Class A Common	22,732,097	348,189	3,284	0
Class B Common	12,622,310

On April 19, 2017, the Company’s Board of Directors met and discussed the results of proposal number five, above: the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers. The Company’s Board of Directors determined that the Company shall, until the next required vote on the frequency of shareholder votes on the compensation of executive, hold the advisory vote on the compensation of the Company’s named executive officers every one year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.

Dated: April 20, 2017

	By:	/s/ John F. North III
John F. North III
Senior Vice President and Chief Financial Officer